                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                 [ ] Confidential, for Use of the Commission Only
[ ] Definitive Proxy Statement                      (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS'240.14a-12

                           Vion Pharmaceuticals, Inc.

                 ----------------------------------------------

                (Name of Registrant as Specified in Its Charter)

                 ----------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
    (5)  Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    ---------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    (3) Filing Party:

    ---------------------------------------------------------------------------
    (4) Date Filed:

    ---------------------------------------------------------------------------

                           VION PHARMACEUTICALS, INC.

                                 4 Science Park
                          New Haven, Connecticut 06511
                                 (203) 498-4210

DEAR FELLOW STOCKHOLDER:

         You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 1:00 p.m., on Tuesday, December 9, 2003 at the Omni New Haven Hotel at Yale, 155 Temple Street, New Haven, CT 06510.

         This year you are being asked to: (i) elect seven directors; (ii) approve the adoption of the Vion Pharmaceuticals, Inc. 2003 Stock Option Plan; and (iii) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2003. At the meeting, I will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

         We look forward to greeting personally those stockholders who are able to be present at the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and return the enclosed proxy in the envelope provided or that you register your vote by telephone or on the Internet by following the instructions on your proxy card at your earliest convenience.

         Please note that if you plan to attend the meeting, attendance will be limited to stockholders as of the record date only.

         Thank you for your cooperation.

                                    Very truly yours,

                                    /s/ Alan Kessman

                                    ALAN KESSMAN
                                    President and Chief Executive Officer

October __, 2003
New Haven, Connecticut

                           VION PHARMACEUTICALS, INC.

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                           TO BE HELD DECEMBER 9, 2003

                          ----------------------------


         Notice is hereby given that the Annual Meeting of Stockholders of Vion Pharmaceuticals, Inc. will be held at 1:00 p.m., on Tuesday, December 9, 2003 at the Omni New Haven Hotel at Yale, 155 Temple Street, New Haven, CT 06510, for the following purposes:

       1. To elect seven directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

       2. To approve the adoption of the Vion Pharmaceuticals, Inc. 2003 Stock Option Plan;

       3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003; and

       4. To transact other business as may properly come before the meeting or any adjournment of the meeting.

       Stockholders of record of the Company's Common Stock at the close of business on October 20, 2003 may vote at the meeting or any adjournments of the meeting. Stockholders are requested to complete, sign, date and return the enclosed form of proxy in the enclosed envelope or register their vote by telephone or on the Internet by following the instructions on the proxy card. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

       Please note that if you plan to attend the meeting, attendance will be limited to stockholders as of the record date only. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

                                    On behalf of the Board of Directors

                                    /s/ Karen Schmedlin

                                    KAREN SCHMEDLIN
                                    Secretary

October __, 2003
New Haven, Connecticut

                                TABLE OF CONTENTS

                                 PROXY STATEMENT

Description                                                                                          Page
-----------                                                                                          ----
General Information...............................................................................   1
Beneficial Ownership of Common Stock..............................................................   2
Proposal No. 1 - Election of Directors............................................................   3
Management........................................................................................   6
Executive Compensation............................................................................   7
Proposal No. 2 - Approval of Adoption of Vion Pharmaceuticals, Inc. 2003
    Stock Option Plan.............................................................................   17
Proposal No. 3 - Ratification of Selection of Independent Auditors................................   20
Stockholder Proposals.............................................................................   21
Other Matters.....................................................................................   21
Appendix A - Audit Committee Charter
Appendix B - Vion Pharmaceuticals, Inc. 2003 Stock Option Plan

                           VION PHARMACEUTICALS, INC.
                                 4 Science Park
                          New Haven, Connecticut 06511

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                               GENERAL INFORMATION

Proxy Solicitation

       This Proxy Statement is furnished to the holders of Common Stock of Vion Pharmaceuticals, Inc. (the "Company") in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on December 9, 2003, or at any adjournments of the meeting. The purpose of the meeting and the matters to be acted upon are described in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the stockholders on or about November 5, 2003.

       Execution and return of the enclosed proxy card are being solicited by and on behalf of our Board of Directors for the purposes set forth in the foregoing notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. We have engaged the firm of Georgeson Shareholder Communications Inc. to assist us in the distribution and solicitation of proxies and have agreed to pay Georgeson Shareholder Communications Inc. a fee of approximately $5,000, plus expenses, for its services.

Revocability and Voting of Proxy

       A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposals No. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

Record Date and Voting Rights

       Only stockholders of record at the close of business on October 20, 2003 are entitled to notice of and to vote at the Annual Meeting. On October 20, 2003 there were 39,271,203 shares of Common Stock outstanding. Each outstanding share of Common Stock will be entitled to one vote on each matter considered at the meeting. The holders of a majority of the outstanding shares that may be voted at the meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. `Broker non-votes' are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker non-votes on the specific items to be brought before the Annual Meeting of Stockholders is discussed under each item.

Meeting Attendance

       Please note that if you plan to attend the meeting, attendance will be limited to stockholders as of the record date, or their duly appointed proxies, only. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

       The following table sets forth information as of October 1, 2003 (except as otherwise noted in the footnotes) regarding the beneficial ownership (as defined by the Securities and Exchange Commission (the "SEC")) of our Common
Stock: (i) each person known by us to own beneficially more than five percent of our outstanding Common Stock; (ii) each of our current directors; (iii) each executive officer named in the Summary Compensation Table appearing on page 10; and (iv) all of our current directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed and the address of each beneficial owner is c/o Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

                                                                                        Percent of outstanding
                                                                 Number of shares           shares of Common
                   Directors and Officers                       beneficially owned               Stock
---------------------------------------------------------       ------------------      ----------------------
Stephen K. Carter, M.D.................................                     37,788  (1)            *
Frank T. Cary..........................................                    140,506  (2)            *
Alan Kessman...........................................                  1,293,074  (3)           3.2%
Charles K. MacDonald...................................                     52,788  (4)            *
William R. Miller......................................                    304,310  (5)            *
Alan C. Sartorelli, Ph.D...............................                    477,450  (6)           1.2%
Walter B. Wriston......................................                    135,506  (7)            *
Terrence W. Doyle, Ph.D................................                    401,276  (8)           1.0%
Howard B. Johnson......................................                    159,999  (9)            *
Ivan King, Ph.D........................................                    248,826 (10)            *
Mario Sznol, M.D.......................................                    304,745 (11)            *
All directors and executive officers as a group
   (11 persons)........................................                  3,556,268 (12)           8.5%

                  Other Beneficial Owners
---------------------------------------------------------
Langley Partners, L.P.                                                   3,276,340 (13)           8.0%
Langley Management, LLC
Langley Capital, LLC
Jeffrey Thorp
    535 Madison Avenue, 7th Floor
    New York, NY 10022 ................................
Elliott Associates, L.P.
Elliott International, L.P. (f/k/a Westgate International, L.P.)
Elliott International Capital Advisors, Inc.
   c/o Elliott Associates, L.P.
   712 Fifth Avenue, 36th Floor
   New York, NY 10019..................................                  2,966,113 (14)           7.6%


--------------
    *  Less than one percent

 (1)  Represents 37,788 shares issuable upon exercise of options.

 (2)  Includes 77,788 shares issuable upon exercise of options.

 (3) Includes 12,756 shares held by a family trust of which Mr. Kessman is a controlling member. Also includes 1,250,427 shares issuable upon exercise of options.

 (4)  Represents 52,788 shares issuable upon exercise of options.

 (5)  Includes 114,904 shares issuable upon exercise of options.

 (6) Includes 190,874 shares beneficially owned by Dr. Sartorelli's wife, as to which Dr. Sartorelli disclaims beneficial ownership. Also includes 77,245 shares issuable upon exercise of options.

 (7)  Includes 81,538 shares issuable upon exercise of options.

 (8) Includes 43,400 shares held by Dr. Doyle's wife, as to which Dr. Doyle disclaims beneficial ownership. Also includes 169,867 shares issuable upon exercise of options.

 (9)  Represents 159,999 shares issuable upon exercise of options.

(10)  Includes 240,382 shares issuable upon exercise of options.

(11)  Includes 299,253 shares issuable upon exercise of options.

(12)  Includes 2,561,979 shares issuable upon exercise of options.


(13)  Beneficial ownership information is based upon data set forth in a
      Schedule 13G filed with the SEC on September 19, 2003 by Langley Partners, L.P. ("Langley L.P."), Langley Management, LLC, Langley Capital, LLC and Jeffrey Thorp ("Thorp"). 1,638,170 shares of our Common Stock are owned of record by Langley L.P. and 1,638,170 shares of our Common Stock are issuable to Langley L.P. upon exercise of warrants. Langley Capital, LLC is the general partner of Langley L.P. Thorp is the sole member and manager of Langley Capital, LLC. Langley Management, LLC is the investment manager for Langley L.P. Thorp holds a 99.9% membership interest in Langley Management, LLC, and is the sole manager thereof. As a result, each of Langley Management, LLC, Langley Capital, LLC and Thorp are considered to share the voting and dispository power over the shares of our Common Stock owned of record by Langley L.P.

(14)  Beneficial ownership information is based upon data set forth in a
      Schedule 13D Amendment No. 9 filed with the SEC on February 15, 2001 by Elliott Associates, L.P.. Elliott Associates, L.P. owns 1,481,844 shares of our Common Stock. Elliott International, L.P. (f/k/a Westgate International, L.P.), which has its business address at c/o Midland Bank Trust Corporation (Cayman) Limited, P.O. Box 1109, Mary Street, Grand Cayman, Cayman Islands, British West Indies, owns 1,484,269 shares of our Common Stock. Elliott International Capital Advisors, Inc. is the investment manager for Elliott International, L.P. and has shared voting and dispository power over the shares held by Elliott International, L.P.

Section 16(A) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NASDAQ Stock Market. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

       Based upon a review of the forms furnished to the Company and written representations from our executive officers and directors, we believe that during fiscal 2002 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

       At the Annual Meeting, seven directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors on recommendation of its Nominating Committee. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee by the persons named in the proxy or the size of the Board may be reduced accordingly. The Board is not aware of any circumstances likely to make any nominee unavailable for election.

       The nominees, their ages, the year in which each first became a director of the Company and their biographies are:

                                  Year First
                                    Became                             Principal Occupation
         Nominee            Age    Director                        During the Past Five Years
--------------------------- ---   ----------    --------------------------------------------------------------------
William R. Miller.......... 75      1995        Chairman of the Board of the Company since April 1995; from February
                                                1995 until April 1995, Chairman of the Board of OncoRx, Inc., which merged into the Company (then known as MelaRx, Inc.) in April 1995;
                                                director of ImClone Systems, Inc. and Transkaryotic Therapies, Inc.
                                                (each a biotechnology company); from 1964 until his retirement in 1991, various positions with Bristol-Myers Squibb Company, including vice chairman of the board commencing in 1985. (1,2,3)

Stephen K. Carter, M.D..... 65      2001        Director of Cytogen Corp. and Alfacell Corp. (each a biotechnology company); from 1998 to 2000, senior vice president, clinical and regulatory affairs of SUGEN, Inc. (subsequently acquired
                                                by Pharmacia & Upjohn, Inc.); from 1995 to 1996,
                                                senior vice president, research and development with
                                                Boehringer Ingelheim Pharmaceuticals, Inc.; from 1982 to 1995, various positions with Bristol-Myers Squibb Company, including senior vice president, worldwide clinical research and development.

Frank T. Cary.............. 82      1995        Director of Celgene Corporation (a biopharmaceutical company),
                                                Cygnus, Inc. (a developer and marketer of glucose monitoring systems),
                                                ICOS Corp. (a biopharmaceutical company), Lincare Holdings Inc. (a provider of respiratory therapy services) and Lexmark International,
                                                Inc. (a computer peripherals company); from 1973 to 1981, chairman of the board and chief executive officer of IBM. (1,2,3)

Alan Kessman............... 57      1998        Chief Executive Officer of the Company since January 1999 and
                                                President of the Company since April 1999; partner of PS Capital
                                                LLC, an international investment and management advisor, since
                                                October 1998; from 1983 to 1998, chairman, president and chief executive officer of Executone Information Systems, Inc. (a developer and marketer of voice and data communications systems) and its subsidiary eLottery, Inc.; director of Comdial Corporation (a developer and marketer of voice communication solutions).

Charles K. MacDonald....... 44      2000        Principal and founder of Morgandane Management Corp., an investment advisory firm, since 1997; analyst and, later, portfolio manager at
                                                Stonington Management Corp. (an investment company now known as
                                                Elliott Associates, L.P.) from 1987 to 1995. (1,3)

Alan C. Sartorelli, Ph.D... 71      1995        Alfred Gilman Professor of Pharmacology at Yale University School of
                                                Medicine since 1967; Founder and Chairman of the Company's
                                                Scientific Advisory Board since April 1995; Chairman of the OncoRx,
                                                Inc. Scientific Advisory Board from May 1993 to April 1995; director of Yale Comprehensive Cancer Center from 1984 to 1993.

Walter B. Wriston.......... 84      1995        Director of ICOS Corp. and Cygnus, Inc.; retired as chairman and chief executive officer of Citicorp and its principal subsidiary,
                                                Citibank, N.A., in 1984 after having served as chief executive officer for 17 years. (2,3)

--------------

(1) Member of the Compensation Committee of the Board of Directors. Mr. MacDonald joined the Compensation Committee on September 10, 2002.

(2) Member of the Audit Committee of the Board of Directors. Messrs. Cary and Miller joined the Audit Committee on September 10, 2002, replacing Dr. Carter and Mr. MacDonald.

(3)   Member of the Nominating Committee of the Board of Directors.

       During the fiscal year ended December 31, 2002, the Board of Directors held 9 meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was a director of the Company. The Board of Directors has a Compensation Committee, Audit Committee and Nominating Committee to assist it in the discharge of its responsibilities.

       The Compensation Committee of the Board of Directors administers our Company's executive compensation policies and incentive compensation plans, including cash bonus and stock option grants. The Compensation Committee is comprised of three non-employee directors, Messrs. Cary, MacDonald and Miller. In order to extend the Company's cash resources, no salary increases or bonuses were granted to senior management in 2002. Accordingly, the Compensation Committee did not meet in 2002. The Compensation Committee acted once in 2002 to issue stock option grants by consent.

       The functions of the Audit Committee and its activities during fiscal 2002 are described below under the heading "Report of Audit Committee". The Audit Committee is comprised of three non-employee directors, Messrs. Wriston, Cary and Miller. The Audit Committee held 5 meetings in 2002.

       The Nominating Committee of the Board of Directors considers candidates for the office of director of our Company, who are brought to its attention from whatever source, and recommends to the full Board the names of those persons, willing to serve, whom they believe will be in our overall best interest to have fill any available vacancy or vacancies. Stockholders who wish to propose qualified director candidates for consideration by the Nominating Committee may do so by sending the candidate's name, biographical data and qualifications in writing to: Nominating Committee Administrator, Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511. The Nominating Committee is comprised of four non-employee directors, Messrs. Miller, Cary, MacDonald, and Wriston. The Nominating Committee held one meeting in 2002.

Compensation Committee Interlocks and Insider Participation

       Mr. MacDonald is a principal of Morgandane Management Corp., which has been engaged by Elliott Management Corp. to provide investment advisory services to it. Elliott Management Corp. provides investment advisory services to Elliott Associates, L.P. and Elliott International, L.P., which combined are beneficial owners of 7.6% of the Company's outstanding Common Stock as of October 1, 2003.

Compensation of Directors

       Directors are reimbursed for expenses actually incurred in attending at a board or committee meeting. We also pay the Chairman of the Board $4,000 in cash or stock options for each meeting of the Board of Directors attended and each other non-employee or non-consultant director $1,000 in cash or stock options for each such meeting attended. Directors who are not employees or principal stockholders are also entitled to automatic grants of options under our option plan as described below.

       Our Amended and Restated 1993 Stock Option Plan (the "1993 Plan") which expired on April 15, 2003 and our proposed 2003 Stock Option Plan (the "2003 Plan") provide for the automatic grant of non-qualified stock options to purchase shares of Common Stock to our directors who are not employees or principal stockholders. Eligible directors are granted an option to purchase 20,000 shares of Common Stock on the date such person is first elected or appointed a director. Further, on the day immediately following the date of each annual meeting of stockholders, each eligible director, other than directors who received an initial director option within 180 days preceding such annual meeting, is granted an option to purchase 15,000 shares of Common Stock (20,000 shares in the case of the Chairman of the Board) on the day immediately following the date of each annual meeting of stockholders. The exercise price for each share subject to a director option shall be equal to the fair market value of the Common Stock on the date of grant. Director options vest after 2 years under the 1993 Plan and 1 year under the 2003 Plan or earlier on a change of control. Generally, director options will expire the earlier of (i) 10 years after the date of grant or (ii) 90 days after termination of service as a director under the 1993 Plan or 1 year after termination of service as a director under the 2003 Plan. Director options which are not vested expire immediately upon termination of service as a director. During 2002, Messrs. Cary, MacDonald and Wriston, and Drs. Carter and Sartorelli were each granted ten-year options to purchase 637, 3,226, 15,000, 5,882 and 2,174 shares of Common Stock at exercise prices of $3.98, $0.78, $0.77, $0.43 and $0.55 per share, respectively. Mr. Miller was granted ten-year options to purchase 2,548, 12,903, 20,000, 23,529 and 8,696 shares at exercise price of $3.98, $0.78, $0.77, $0.43 and $0.55 per share, respectively. All of the foregoing director options were annual grants or granted in lieu of cash fees for attendance at Board meetings.

Certain Relationships and Related Transactions

         In December 2001, we entered into a consulting agreement with PS Capital LLC, an entity of which Mr. Kessman is a controlling member. The consulting agreement provided that we would pay $100,800 during 2002 to PS Capital LLC in exchange for consulting services consisting primarily of financial and investment advice as directed by Mr. Kessman. In connection with this agreement, Mr. Kessman's base salary for 2002 was reduced by $100,800.

       Morgandane Management Corp., of which Mr. MacDonald is a principal, has been engaged by Elliott Management Corp. to provide investment advisory services to it. Elliott Management Corp. provides investment advisory services to Elliott Associates, L.P. and Elliott International, L.P., which combined are beneficial owners of 7.6% of our outstanding Common Stock as of October 1, 2003.

       We made a gift of $200,000 during 2002 to the research laboratory at Yale University headed by Dr. Sartorelli.

Vote Required

       The seven nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. Abstentions and withheld votes have no effect on the vote.

Recommendation of The Board Of Directors

       THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1--ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                                   MANAGEMENT

Executive Officers

       The following table contains the names and positions of the current executive officers of the Company:

                 Name                                            Position
---------------------------------------   ---------------------------------------------------
Alan Kessman..........................    President, Chief Executive Officer and Director
Terrence W. Doyle, Ph.D...............    Vice President--Research and Development
Howard B. Johnson.....................    Vice President--Finance and Chief Financial Officer
Ivan King, Ph.D.......................    Vice President--Research
Mario Sznol, M.D......................    Vice President--Clinical Affairs

--------------

       Alan Kessman, age 57, has been our Chief Executive Officer since January 1999, our President since April 1999 and has served on our Board of Directors since October 1998. Mr. Kessman is a partner of PS Capital LLC, an international investment and management advisor, and a director of Comdial Corporation, a developer and marketer of voice communications solutions. From 1983 to 1998, Mr. Kessman was chairman, chief executive officer and president of Executone Information Systems, Inc., a developer and marketer of voice and data communications systems, and its subsidiary eLottery, Inc.

       Terrence W. Doyle, Ph.D., age 61, has been our Vice President of Research and Development since our merger with OncoRx, Inc. in April 1995 and served in the same capacity for OncoRx, Inc. from January 1994 until the merger. From 1967 to 1993, Dr. Doyle was an employee of the Bristol-Myers Squibb Company, including from 1990 to 1993 an executive director with Bristol-Myers Squibb Company. Dr. Doyle is the original holder of 47 U.S. patents for anti-infective, anti-inflammatory and anti-tumor agents and the author of over 170 published research articles and abstracts on cancer chemotherapy.

         Howard B. Johnson, age 44, has been our Chief Financial Officer since March 2002. Mr. Johnson was a vice president and a consultant for Nutrition 21, Inc., a nutriceutical company, from November 2001 until March 2002. From May 1999 until February 2001, Mr. Johnson was chief financial officer of IBS Interactive, Inc. (now Digital Fusion, Inc.), an information technology services company. Mr. Johnson founded and from 1996 to 1999 was chairman and chief executive officer of MedWorks Corporation, a privately held medical device company. From 1983 to 1993, Mr. Johnson was an investment banker at PaineWebber Group, Inc.

       Ivan King, Ph.D., age 48, joined our Company in October 1995 as the Director of Biology and has been our Vice President, Research since June 1998. From 1990 to 1995, Dr. King was a section leader in the department of tumor biology at Schering-Plough Research Institute in charge of the cell biology and in vivo biology groups where he was responsible for identifying targets, developing high throughput assays, evaluating in vitro and in vivo activities of drug candidates and recommending candidates for clinical development. Dr. King's first industrial position was as a senior research scientist at Bristol-Myers Squibb Company.

       Mario Sznol, M.D., age 46, has been our Vice President, Clinical Affairs since September 1999. From 1987 to 1999, Dr. Sznol worked for the National Cancer Institute, or NCI, an institute of the National Institutes of Health. Most recently he was head of the biologics evaluation section, Investigational Drug Branch, Cancer Therapy Evaluation Program. From March 1997 to October 1998, he served as acting chief of NCI's Investigational Drug Branch, Cancer Therapy Evaluation Program. Prior to joining the NCI, Dr. Sznol conducted his fellowship in Medical Oncology, Department of Neoplastic Diseases, at Mt. Sinai School of Medicine, and his residency in Internal Medicine at Baylor College of Medicine in Houston.

                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

       This Executive Compensation Report discusses the Company's executive compensation policies and the basis for the compensation paid to the Executive Officers during the year ended December 31, 2002.

       Compensation Policy. The Committee's policy with respect to executive compensation has been designed to:

           o Adequately and fairly compensate executive officers in relation to responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size and at a comparable stage of development within the Company's industry;

           o Reward executive officers for the achievement of short-term goals and for the enhancement of the long-term value of the Company; and

           o Align the interests of the executive officers with those of the stockholders with respect to short-term operating goals and long-term increases in the value of the Company's Common Stock.

       The components of compensation generally paid to executive officers consist of: (a) base salary and (b) incentive compensation in the form of annual bonus payments and stock options awarded by the Company under the Company's Amended and Restated 1993 Stock Option Plan. The Company's Compensation Committee is responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company's senior management team, including annual bonuses and stock options awarded, selecting the individual executives and members of senior management who will be awarded bonuses and stock options, and for determining the timing, pricing and amount of all stock options granted to executives and members of senior management under the Company's Amended and Restated 1993 Stock Option Plan. In fiscal 2002, due to the Company's severe cash shortage, no bonuses or base salary increases were granted to executive employees or senior management. Accordingly, the Company used stock options to the extent possible to provide incentive compensation to the Company's management

       The Company's executive compensation program historically has emphasized the use of incentive-based compensation to reward the Company's executive officers and members of senior management for individual contributions to the achievement of the Company's business, research and product development objectives established by the Board of Directors. The Company uses stock options to provide an incentive for a substantial number of its officers and employees, including members of management, and to reward such officers and employees for achieving the Company's business objectives. The Company believes its incentive compensation plan rewards management when the Company and its stockholders have benefited from achieving the Company's business objectives and targeted clinical, research and development objectives, all of which the Compensation Committee feels will dictate, in large part, the Company's future operating results. The Compensation Committee believes that its policy of compensating officers and employees with incentive-based compensation fairly and adequately compensates those individuals in relation to their responsibilities, capabilities and contribution to the Company, and in a manner that is commensurate with compensation paid by companies of comparable size and at a comparable stage of development within the Company's industry.

       Components of Compensation. The primary components of compensation paid by the Company to its executive officers and senior management personnel, and the relationship of such components of compensation to the Company's performance, are discussed below:

             o Base Salary. The Compensation Committee periodically reviews the base salary paid by the Company to its executive officers and members of the senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company's performance (to the extent such can fairly be attributed or related to each executive's performance), as well as the nature of each executive's responsibilities, capabilities and contributions. In addition, the Compensation Committee periodically reviews the base salaries of its senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Compensation Committee believes that base salaries for the Company's executive officers have historically been reasonable in relation to the Company's size and performance in comparison with the compensation paid by similarly sized companies or companies within the Company's industry. Due to the Company's severe cash shortage in fiscal 2002, no executive officer or member of senior management was granted an increase in base salary in 2002. For most of 2002, the Company's executives deferred a portion of their base salary until the Company could raise funds for operations. The Company began paying the deferrals amounts in August 2003.

             o Incentive Compensation. As discussed above, a substantial portion of each executive officer's compensation package is in the form of incentive compensation designed to reward the achievement of short-term operating goals and long-term increases in stockholder value. Annual bonus payments are based on the individual's and the Company's performance. Due to the Company's severe cash shortage in 2002, the Company paid no cash bonuses to its executives for 2002. The Company's Amended and Restated 1993 Stock Option Plan allows the Board of Directors or the Compensation Committee to grant stock options to executive officers and employees for the purchase of shares of the Company's Common Stock. Under the terms of the Amended and Restated 1993 Stock Option Plan, the Board of Directors and the Compensation Committee have authority to select the executive officers and employees who will be granted stock options and to determine the timing, pricing and number of stock options to be awarded. The Compensation Committee believes that the stock option grants reward executive officers only to the extent that stockholders have benefited from increases in the value of the Company's Common Stock.

       Compensation of the Chief Executive Officer. The Company has entered into an executive employment agreement with Mr. Kessman. For material terms of this executive employment agreement see "Employment

Agreements". The Compensation Committee believes that the monthly compensation under the agreement adequately and fairly compensates Mr. Kessman in relation to his responsibilities, capabilities, contributions and dedication to the Company and secures for the Company the benefit of his leadership, management and financial skills and capabilities. Moreover, the Compensation Committee believes that the salary and other benefits are reasonable in relation to the responsibilities, capabilities, contributions and dedication of Mr. Kessman to the Company and are in line with the compensation earned by chief executive officers employed by companies of comparable size and stage of development within the Company's industry. Mr. Kessman's employment agreement expires December 31, 2003. The Company is currently negotiating a new agreement with Mr. Kessman.

       Tax Deductibility. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to Named Executive Officers, excluding performance-based compensation. Through December 31, 2002, this provision has not limited our ability to deduct executive compensation, but the Compensation Committee will continue to monitor the potential impact of
Section 162(m) on our ability to deduct executive compensation.

       Conclusion. The Compensation Committee believes that the concepts discussed above further the stockholder interests because a significant part of executive compensation is based upon the Company achieving its product development and other specific goals set by the Board of Directors. At the same time, the Compensation Committee believes that the program encourages responsible management of the Company in the short-term. The Compensation Committee regularly considers plan design so that the total program is as effective as possible in furthering stockholder interests.

       The Compensation Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

                                     Submitted by the Compensation Committee:

                                     FRANK T. CARY, CHAIRMAN
                                     CHARLES K. MACDONALD
                                     WILLIAM R. MILLER

Report of the Audit Committee

       The Board's Audit Committee consists of three non-employee directors, Walter B. Wriston, as Chairman; Frank T. Cary and William R. Miller, each of whom has been determined to be an "independent director" as that term is defined in the listing standard of the NASDAQ Stock Market. Further, the Company's Board of Directors has determined that Mr. Wriston is an "audit committee financial expert" (as defined by the SEC rules and regulations). Pursuant to the Committee's amended and restated written charter as adopted by the Board of Directors (attached as Appendix A to this Proxy Statement), the Committee evaluates audit performance, manages the relationship with the Company's independent accountants, assesses policies and procedures relating to internal controls and evaluates complaints regarding auditing and accounting matters. This report relates to the activities taken by the Audit Committee in carrying out such role for the past year.

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and reporting process, which includes the Company's systems for internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2002 with management. The review included a discussion of the quality and acceptability of the Company's financial reporting and controls, including the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

       The Audit Committee also reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent auditors their independence from management and the Company and considered the compatibility of non-audit services with the auditors' independence, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Committee held a private session with the Company's independent auditors, Ernst & Young LLP, at which candid discussions of financial management, accounting and internal controls took place.

       The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting and other matters.

       The Board of Directors on recommendation of its Audit Committee has selected Ernst & Young LLP as the Company's independent auditors for fiscal year 2003 and will submit its decision for stockholder ratification at the Annual Meeting.

                                    Submitted by the Audit Committee:

                                    WALTER B. WRISTON, CHAIRMAN
                                    FRANK T. CARY
                                    WILLIAM R. MILLER

Summary Compensation Table

       The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and each of our four other most highly compensated executive officers during the 2002 fiscal year for services rendered to us in all capacities during the three fiscal years ended December 31, 2002.

                                                       Annual Compensation                Long-Term Compensation
                                             -------------------------------------      ------------------------------
                                                                                        Securities
                                                                                        Underlying            All
                                                                         Other           Options/            Other
                                              Salary        Bonus        Annual          SARs (14)        Compensation
   Name and Principal Position        Year      ($)          ($)      Compensation          (#)               ($)
---------------------------------     ----      ---          ---      ------------          ---               ---
Alan Kessman.....................     2002   $412,000 (2)        --       (3)             150,000          $15,010 (4)
--  President and Chief               2001   $412,000            --       (3)             114,783          $12,445 (5)
  Executive Officer (1)               2000   $412,000      $154,243       (3)              80,000          $11,275 (6)

Terrence W. Doyle, Ph.D..........     2002   $216,320 (7)        --       (3)              38,415           $1,500 (8)
--  Vice President, Research          2001   $208,000        $4,992       (3)              50,852           $1,500 (8)
  and Development                     2000   $200,000       $45,863       (3)              68,000           $1,500 (8)

Howard B. Johnson................     2002   $200,000 (9)        --       (3)             422,499               --
--  Vice President, Finance           2001         --            --                            --               --
  and Chief Financial Officer         2000         --            --                            --               --

Ivan King, Ph.D..................     2002   $200,000(10)        --       (3)              65,000           $1,500 (8)
--  Vice President, Research          2001   $178,500        $6,248       (3)              53,582           $1,500 (8)
                                      2000   $165,000       $36,069       (3)             105,000           $1,500 (8)

Mario Sznol, M.D.................     2002   $225,576(11)        --       (3)              65,936           $1,500 (8)
--  Vice President, Clinical          2001   $216,900        $5,206       (3)              56,317          $42,467(12)
  Affairs                             2000   $206,000       $47,856       (3)             140,000          $72,338(13)

--------------

(1) We are a party to an employment agreement with Mr. Kessman. See "--Employment Agreements."

(2) Includes $77,000 paid pursuant to our consulting agreement with PS Capital LLC of which Mr. Kessman is a controlling member. See "-- Certain Relationships and Related Transactions." Includes $100,333 of salary deferred as part of the realignment plan we announced in May 2002. In August 2003, we reinstated the full salaries of our senior management and will repay the salary deferrals over the twelve month period ended July 31, 2004.

(3) Aggregate amount of such compensation is less than the lesser of $50,000 or 10% of the total salary and bonus reported for the indicated person.

(4) Consists of life and disability insurance payments of $13,510 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

(5) Consists of life and disability insurance payments of $10,945 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

(6) Consists of life and disability insurance payments of $9,775 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

(7) Includes $25,237 of salary deferred as part of the realignment plan we announced in May 2002. In August 2003, we reinstated the full salaries of our senior management and will repay the salary deferrals over the twelve month period ended July 31, 2004.

(8) Consists of matching contribution to the Company's 401(k) Savings Plan of $1,500.

(9) Mr. Johnson commenced employment with the Company on March 18, 2002. Includes $23,333 of salary deferred as part of the realignment plan we announced in May 2002. In August 2003, we reinstated the full salaries of our senior management and will repay the salary deferrals over the twelve month period ended July 31, 2004.

(10) Includes $23,333 of salary deferred as part of the realignment plan we announced in May 2002. In August 2003, we reinstated the full salaries of our senior management and will repay the salary deferrals over the twelve month period ended July 31, 2004.

(11) Includes $26,317 of salary deferred as part of the realignment plan we announced in May 2002. In August 2003, we reinstated the full salaries of our senior management and will repay the salary deferrals over the twelve month period ended July 31, 2004.

(12) Consists of relocation assistance of $41,467 and matching contribution to the Company's 401(k) Savings Plan of $1,000.

(13) Consists of relocation assistance of $70,838 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

(14) In lieu of cash bonuses due under the Company's 2001 incentive plans, the Company's named executive officers accepted options to purchase shares of the Company's Common Stock at an exercise price of $4.75, representing the market price on the date prior to the date of grant as follows: Mr. Kessman - 44,783 shares, Dr. Doyle - 10,852 shares, Dr. King - 13,582 shares and Dr. Sznol - 11,317 shares.

Option Grants in Last Fiscal Year

      The following table sets forth the grant of stock options made during the year ended December 31, 2002 to the persons named in the Summary Compensation
Table:

                                                                                          Potential Realizable
                                              % of Total                                 Value at Assumed Annual
                                Number of       Options                                       Rates of Stock
                                Securities     Granted to    Exercise                     Price Appreciation for
                                Underlying     Employees      of Base                          Options Term
                                 Options       in Fiscal       Price     Expiration     --------------------------
            Name                Granted (1)    Period (2)   ($/Sh) (3)      Date          5% ($)        10% ($)
            (a)                     (b)           (c)           (d)          (e)            (f)           (g)
--------------------------      -----------    ----------   ----------   ----------     ------------  ------------
Alan Kessman .............        150,000         11.2%        $0.55      7/30/2012        $133,568      $214,005
Terrence W. Doyle, Ph.D...         38,415          2.9%        $0.55      7/30/2012         $34,207       $54,807
Howard B. Johnson ........        350,000         26.1%        $3.88      3/18/2012      $2,198,602    $3,522,652
                                   72,499          5.4%        $0.55      7/30/2012         $64,557      $103,434
Ivan King, Ph.D ..........         65,000          4.9%        $0.55      7/30/2012         $57,879       $92,736
Mario Sznol, M.D .........         65,936          4.9%        $0.55      7/30/2012         $58,713       $94,071

------------

 (1) Options vest on November 1, 2003 except Mr. Johnson's option grant for 350,000 shares of Common Stock which vests 25% on March 18, 2003, 50% on March 18, 2004, 75% on March 18, 2005 and 100% on March 18, 2006.

 (2) Computed based on an aggregate of 1,339,771 shares issuable upon exercise of options granted to employees during the year ended December 31, 2002.

 (3) For all option grants, the exercise price was equal to the market value of the underlying Common Stock at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table sets forth information with respect to stock options exercised in 2002 and unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 2002.


                                                       Number of Securities
                                                            Underlying             Value of Unexercised In-
                               Shares                 Unexercised Options at         the-Money Options at
                              Acquired                  Fiscal Year-End(#)          Fiscal Year-End ($)(1)
                                 on       Value     ---------------------------   ---------------------------
            Name              Exercise   Realized
                                 (#)        ($)     Exercisable   Unexercisable   Exercisable   Unexercisable
            (a)                  (b)        (c)         (d)            (e)            (f)            (g)
--------------------------    --------   --------   -----------   -------------   -----------   -------------
Alan Kessman..............         --       $ --       897,927       415,000          $ --           $ --
Terrence W. Doyle, Ph.D...         --         --       110,202       113,665            --             --
Howard B. Johnson.........         --         --            --       422,499            --             --
Ivan King, Ph.D...........         --         --       152,557       155,325            --             --
Mario Sznol, M.D..........         --         --       183,317       200,936            --             --

------------
 (1) Computed based upon the difference between the closing price of the Company's Common Stock on December 31, 2002 ($0.33) and the exercise price.

Equity Compensation Plan Information

      The following table provides information about shares of the Company's Common Stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans as of December 31, 2002.

                                          Number of Shares of
                                            Common Stock to      Weighted-Average       Number of Shares of
                                             be Issued Upon      Exercise Price of    Common Stock Remaining
                                              Exercise of           Outstanding        Available for Future
                                         Outstanding Options,    Options, Warrants      Issuance Under Equity
Plan Category                             Warrants and Rights      and Rights($)        Compensation Plans
---------------------------------         -------------------     ----------------    -----------------------
Equity compensation plans approved
by stockholders (1)                               3,178,777               $5.08                  787,609
Equity compensation plans not
approved by stockholders (2)                      1,156,144               $5.72                       --

------------
 (1) Reflects outstanding options under our Amended and Restated 1993 Stock Option Plan and our Common Stock under our Employee Stock Purchase Plan for the offering period ended December 31, 2002.

 (2) Reflects (a) outstanding options to purchase 948,144 shares of our Common Stock granted under our Senior Executive Stock Option Plan (the "Senior Plan") to Mr. Kessman in January 1999 at exercise prices ranging from $5.25 to $5.775 in connection with his employment agreement and (b) outstanding warrants to purchase 208,000 shares of our Common Stock granted to an underwriter in connection with our 1999 public offering expiring October 25, 2004.

      The following summarizes the principal terms of the Senior Plan, which was adopted by our Board of Directors on January 11, 1999.

      Eligibility. Options may be granted under the Senior Plan to our Chief Executive Officer and to directors or officers who are considered reporting persons under Rule 16b-3.

      Administration. The Board has appointed its Compensation Committee (the "Committee") to administer the plan. Subject to the limitations of the plan, the Committee has broad authority under the plan.

      Available Shares. The maximum number of shares of Common Stock that may be issued under the Senior Plan is 980,000, subject to customary antidilution and other adjustments provided for in the plan. Shares of Common Stock available for issuance under the Plan may be authorized and unissued or held by the Company in its treasury.

      Types of Options. Options issued under the Senior Plan are non-qualified stock options to purchase shares of Common Stock.

      Option Term. All options expire not more than 10 years after the date of grant.

      Exercise Price. The exercise price for each share of Common Stock covered by an option will be determined by the Committee at the time of grant.

      Exercise of Options. The Committee may establish vesting and other conditions or restrictions on the exercise of an option and/or upon the issuance of Common Stock in connection with the exercise of an option as it deems appropriate. No option will be exercisable during the first 6 months after the date of grant. The Committee may provide in the option agreement for the acceleration of the exercise date upon the occurrence of specified events and/or accelerate the exercise date of an option at any time prior to the option termination.

      Restrictions on Transfer. Benefits under the plan are generally non-transferable, except by will or the laws of descent and distribution, or by gift to a family member.

      Termination of Employment or Other Service. If an optionee's employment or service terminates, the portion of an option not exercisable on the date of termination shall immediately terminate and the portion of an option that is exercisable on the date of termination shall remain exercisable for a period of time following the termination date, as follows: (i) if due to death or disability, for one year; (ii) if due to cause, immediately terminates; and
(iii) for any other termination, for 3 months.

      Termination of or Changes to the Plan. The Plan will terminate on September 9, 2013, unless sooner terminated by the Board. The Board may amend or terminate the Plan at any time. Any amendment, except as provided under the Plan in the event of capital changes, reorganization or sale, which requires stockholder approval will be subject to the approval of the Company's stockholders. No amendment or termination may adversely affect the rights of the holder of an outstanding option without his or her consent.

      Exchange of Options. With the consent of optionees, the Committee has the authority to amend the terms of any outstanding options to provide an exercise price per share which is higher or lower than the current exercise price of such outstanding options.

      In connection with our 1999 public offering, we sold to Brean Murray & Co., Inc., for nominal consideration, warrants to purchase up to an aggregate of 220,000 shares of Common Stock (10% of the number of shares offered in the public offering). The warrants are exercisable, in whole or in part, at an exercise price of $6.00 per share (120% of the public offering price), or through cashless exercise, at any time during the four-year period commencing one year after October 25, 1999. The warrant agreement pursuant to which the warrants were issued contains provisions providing for adjustment of the exercise price and the number and type of securities issuable upon exercise of the warrants, should any one or more of certain specified events occur. The holders of the warrants are also entitled to certain rights of registration for the securities issuable upon exercise of the warrants.

Employment Agreements

      In October 1999, we entered into an employment agreement with Alan Kessman, our President and Chief Executive Officer. Pursuant to this agreement, which will terminate on December 31, 2003, Mr. Kessman receives a minimum base salary of $400,000 per year and is eligible for a bonus of up to 50% of his base salary based on the achievement of specified objectives. In the event Mr. Kessman's employment is terminated by us for any reason other than cause or disability, or if Mr. Kessman terminates for specified good reason, we are obligated to pay him the sum of two times his base salary plus his average annual bonus for the prior two years and to continue payment of certain insurance costs on his behalf. The agreement further provides that if Mr. Kessman's employment is terminated on or after a change in control, he will be paid two and one-half times his base amount as defined in the agreement. On January 11, 1999, we granted to Mr. Kessman options to purchase an aggregate of 980,000 shares of our Common Stock. The foregoing grants consist of (1) an option to purchase 760,000 shares at an exercise price of $5.775, representing a 10% premium to the market price on the date prior to the date of grant, such option to vest 25% on July 11, 2000, 50% on July 11, 2001, 75% on July 11, 2002
and 100% on July 11, 2003, and (2) an option to purchase 220,000 shares at an exercise price of $5.25, representing the market price on the date prior to the date of grant, such option having vested in full on July 11, 1999, six months from the date of grant. Mr. Kessman's employment agreement expires December 31, 2003. The Company is currently negotiating a new agreement with Mr. Kessman.

Severance Agreements

      We entered into severance agreements with Dr. Terrence W. Doyle, our Vice President, Research and Development, Howard B. Johnson, our Vice President, Finance and Chief Financial Officer, Dr. Ivan King, our Vice President, Research, and Dr. Mario Sznol, our Vice President, Clinical Affairs, pursuant to which each of these officers would be entitled to certain payments in the event such officer loses his employment during the twelve-month period following a "change in control," as defined in the agreement. Specifically, if a "change in control" occurs, the officer would be entitled to a lump sum severance payment equal to the sum of twelve months of the officer's monthly base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, plus the average of the last two cash bonus payments made to the officer prior to the change in control. The officer would also be entitled to all payments necessary to provide him with group health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date he has obtained new full-time employment. The foregoing amounts are not payable if termination of the officer is because of his death, by us for cause, or by the officer other than for good reason.

Performance Graph

      The following line graph compares the five-year cumulative total stockholder's return on our Common Stock to: (i) the change in the cumulative total return on the Nasdaq Composite Index for U.S. Companies and (ii) the change in the cumulative total return on the Nasdaq Biotechnology Index, which includes biotechnology companies, assuming an investment of $100 made in each and assuming the reinvestment of any dividends.

                               PERFORMANCE GRAPH
                                   (DOLLARS)


                         Vion
                  Pharmaceuticals, Inc.       Nasdaq Composite Index       Nasdaq Biotechnology Index
               stock price     base 100      index value     base 100       Index value     base 100
12/31/1997           3.625       100.00          1570.35       100.00            303.1       100.00
12/31/1998               5       137.93          2192.69       139.63           437.31       144.28
12/31/1999           6.125       168.97          4069.31       259.13           881.78       290.92
12/31/2000               8       220.69          2470.52       157.32          1084.51       357.81
12/31/2001            4.41       121.66          1950.40       124.20           908.79       299.83
12/31/2002           0.331         9.13          1335.51        85.05           496.85       163.92

                                 PROPOSAL NO. 2

   APPROVAL OF ADOPTION OF VION PHARMACEUTICALS, INC. 2003 STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting of Stockholders, the Vion Pharmaceuticals, Inc. 2003 Stock Option Plan (the "2003 Plan") to replace our existing plan, the Vion Pharmaceuticals, Inc. Amended and Restated 1993 Stock Option Plan, expired on April 15, 2003. The Board of Directors believes the 2003 Plan will establish a flexible vehicle through which equity-based compensation incentives may be offered to eligible employees and officers of the Company, to consultants and to members of the Board of Directors in order to attract, motivate and retain such personnel and to further align the interests of such personnel with those of our stockholders. In assessing the recommendation of the Board of Directors, stockholders should consider that each of the Company's seven directors is eligible to participate in the 2003 Plan, and thus, may be viewed to have a conflict of interest.

Summary Description of the Plan

      The following summarizes the principal terms of the plan. Because it is not a complete description of all of the terms and conditions of the plan, the summary is qualified in its entirety by the full text of the plan, which is set forth in Appendix B to this proxy statement.

      Purpose. The purpose of the plan is to establish a flexible vehicle to make discretionary grants of options to eligible employees and officers of the Company, consultants and members of the Board of Directors in order to attract, motivate and retain such personnel and to further align the interests of such personnel with those of our stockholders.

      Eligibility. Options may be granted under the 2003 Plan to directors, officers, employees and any consultant or other independent contractor who performs services for the Company. As of October 1, 2003, there were 7 directors, 5 executive officers and 26 other employees of the Company.

      Administration. Except with respect to discretionary awards made to non-employee directors, the Board has appointed its Compensation Committee (the "Committee") to administer the plan. Subject to the limitations of the plan, the Committee has broad authority under the plan, including, for example, the authority:

      o to construe and interpret the plan and make all other determinations required by the plan;

      o to select the persons to whom options will be granted and prescribe the terns and conditions of the option; and

      o to delegate ministerial, bookkeeping, and other non-discretionary functions to the Company's officers and employees.

      Available Shares. The maximum number of shares of Common Stock that may be issued under the 2003 Plan is 2,000,000 shares, subject to customary antidilution and other adjustments provided for in the plan, and the maximum number of shares of Common Stock with respect to such options that may be granted to any individual in any calendar year is 750,000 shares. Shares of Common Stock available for issuance under the 2003 Plan may be authorized and unissued or held by the Company in its treasury.

      Types of Options. Discretionary option grants may either be incentive stock options or non-qualified stock options to purchase shares of Common Stock.

      The 2003 Plan also provides for automatic grants of non-qualified stock options to our directors who are not employees or principal stockholders ("Director Options"). Eligible directors are granted an option to purchase 20,000 shares of Common Stock on the date such person is first elected or appointed a director. Further, commencing on the day immediately following the date of the annual meeting of stockholders, each eligible director, other than directors who received an initial director option since the 180 days preceding the annual meeting, is granted an option to purchase 15,000 shares of Common Stock (20,000 shares in the case of the Chairman of the Board) on the day immediately following the date of each annual meeting of stockholders.

      Option Term. All options expire not more than 10 years after the date of grant, or in the case of an incentive stock option granted to a ten percent stockholder, 5 years.

      Exercise Price. The exercise price for each share of Common Stock covered by an option may not be less than the fair market value of the Common Stock on the date of grant, or in the case of an incentive stock option granted to a ten percent stockholder, 110% of the fair market value of the Common Stock on the date of grant.

      Exercise of Options. The Committee may establish vesting and other conditions or restrictions on the exercise of an option and/or upon the issuance of Common Stock in connection with the exercise of an option as it deems appropriate. Director Options vest after one year. In the event of a change in control of the Company, all outstanding options, including Director Options, will become fully exercisable, whether or not the vesting conditions have been satisfied, and each optionee will have the right to exercise options prior to the change of control.

      Restrictions on Transfer. Benefits under the plan are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation or, if permitted by the Committee with respect to a non-qualified option, by gift to a family member.

      Termination of Employment or Other Service. If an optionee's employment or service terminates, the portion of an option not exercisable on the date of termination shall immediately terminate and the portion of an option that is exercisable on the date of termination shall remain exercisable for a period of time following the termination date (but not beyond the expiration of their term), as follows: (i) if due to death or disability, for one year; (ii) if due to cause, immediately terminates; and (iii) for any other termination, for 1 year for Director Options and 3 months for all other options.

      Adjustment. The maximum number and class of shares available for issuance under the plan, the maximum number and class of shares with respect to which an option may be granted to any employee during the calendar year, the number and class of shares to be subject to future awards of director options and the number and class of shares and exercise price per share in effect under each outstanding option are subject to adjustment upon capital adjustments and stock dividends, and are subject to conversion upon certain mergers, consolidations, acquisitions of property or stock, separations or reorganizations, as the Committee determines to be necessary or appropriate.

      Termination of or Changes to the Plan. The Plan will be effective on September 9, 2003, subject to the approval of the Company's stockholders at the Annual Meeting. The Plan will terminate on September 9, 2013, unless sooner terminated by the Board. The Board may amend or terminate the Plan at any time. Any amendment which increases the number of authorized shares, modifies the class of persons eligible to receive options under the Plan or otherwise requires stockholder approval will be subject to the approval of the Company's stockholders. No amendment or termination may adversely affect the rights of the holder of an outstanding option without his or her consent.

      Effect of Detrimental Activities. The Committee has the power to cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired option (other than Director Options) if the optionee is not in compliance with all material provisions of the award agreement and the Plan or if the optionee engages in any "detrimental activities." Detrimental activities include the following, if not authorized by the Company: the rendering of services to a competitor, disclosure or use of confidential information, the failure to disclose promptly and to assign to the Company all right, title and interest in any inventions or ideas, patentable or not, made or conceived by the optionee during employment or other service with the Company, or attempt to induce any employees to be employed or perform services elsewhere or to solicit the trade or business of any of the Company's current or prospective customers, suppliers or partners.

      Limitation on Repricing of Options. Unless and except to the extent otherwise approved by the stockholders of the Company, the "repricing" of options granted under the Plan shall not be permitted.

      New Plan Benefits--2003. Other than with regard to the automatic grant of 15,000 options to each non-employee director (20,000 options in the case of the Chairman of the Board) on the day following the 2003 Annual Meeting of Stockholders, the amount of each participant's award under the 2003 Plan, if any, for the 2003 fiscal year will be determined based on the discretion of the Committee and therefore cannot be calculated. As a result, except with regard to the automatic option grants to non-employee directors set forth in the following table, the Company cannot determine the number or type of awards that will be granted under the 2003 Plan to any participant for the 2003 fiscal year.

                                                                                          Number
                                                                             Dollar         of
Name and Position                                                           Value ($)     Options
----------------------------------------------------------------------      ---------    ---------
Alan Kessman, President and Chief Executive Officer                             $ --         *
Terrence W. Doyle, Ph.D., Vice President, Research and Development              $ --         *
Howard B. Johnson, Vice President, Finance and Chief Financial Officer          $ --         *
Ivan King, Ph.D., Vice President, Research                                      $ --         *
Mario Sznol, M.D., Vice President, Clinical Affairs                             $ --         *
Executive Group                                                                 $ --         *
Non-Executive Director Group                                                    $ --        95,000 (1)
Non-Executive Officer Employee Group                                            $ --         *

-------------
 * The number or type of awards, if any, that will be granted for the 2003 fiscal year is not determinable at this time.

 (1) Assumes Messrs. Miller, Cary, MacDonald and Wriston and Drs. Carter and Sartorelli are re-elected at the 2003 Annual Meeting of Stockholders.

      As of October 20, 2003, the fair market value of our Common Stock was $1.60 per share, which was the closing price reported by the Nasdaq Smallcap Market.

      U.S. Federal Income Tax Consequences. The holder of a non-qualified option will not recognize taxable income upon the grant of the option. In general, the holder of a non-qualified option will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the shares of Common Stock with respect to which the option is exercised at such time over the aggregate exercise price of such shares (i.e., the option spread). The Company generally will receive a corresponding tax deduction at such time. Upon a later sale of the Common Stock, the optionee will recognize capital gain or loss equal to the difference between the sale price and the sum of the exercise price plus the amount of ordinary income recognized on exercise.

      The holder of an incentive stock option will not recognize taxable income upon the grant or exercise of the option (although, upon exercise, the option spread is includable as income for purposes of the alternative minimum tax). If the common stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of within two years from the grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the ordinary income that would have been recognized upon exercise if the option had been a non-qualified option, and we will generally receive a corresponding deduction. Any remaining gain is treated as capital gain.

      If the Common Stock acquired pursuant to the exercise of an incentive stock option is held for at least two years from the grant date and one year from the exercise date and the optionee is employed by us at all times beginning on the grant date and ending on the date three months (or, in the case of disability, one year) prior to the exercise date, then all gain or loss realized upon the sale will be capital gain or loss and we will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

      In general, Section 162(m) of the Code denies a publicly-held corporation a deduction for federal income tax purposes for remuneration paid in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Although the 2003 Plan has been designed so that remuneration attributable to the exercise of non-qualified options granted under the 2003 Plan will qualify for an exception from the deduction limitation, it is possible that, in certain instances, remuneration attributable to options granted under the 2003 Plan will not be deductible by us by virtue of Section 162(m) of the Code.

      Rules covering the taxation of stock options are complex and subject to change. The preceding summary is only a summary of the basic U.S. federal income tax consequences with respect to options granted under the 2003 Plan, based upon management's understanding of existing federal income tax laws. Participants are urged to consult with their own tax advisors regarding the specific tax consequences associated with their participation in the 2003 Plan.

Vote Required

      The affirmative vote of holders of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote is required for the adoption of this proposal. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

Recommendation of The Board Of Directors

      THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2--APPROVAL OF ADOPTION OF THE VION PHARMACEUTICALS, INC. 2003 STOCK OPTION PLAN" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.


                                 PROPOSAL NO. 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by stockholders at the Annual Meeting. Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection were ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

      Ernst & Young LLP has audited the Company's financial statements since 1995. A representative of the firm of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      The following table sets forth the fees for services rendered by Ernst & Young LLP for the year ended December 31, 2002:


         Categories                   2002
         ----------                  -------
         Audit fees                  $83,000

         All other fees              $33,760

      The Company did not retain Ernst & Young LLP for financial information system design and implementation during the year ended December 31, 2002. All other fees consisted of non-audit related services for tax preparation and consultations. In accordance with its written charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Ernst & Young LLP. In other cases the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve certain additional services. Such pre-approvals are communicated to the full Audit Committee at its next meeting. The Committee expects that all independent accounting services for fiscal year 2004 will be approved by the Audit Committee.

Vote Required

      The affirmative vote of holders of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote is required for the adoption of this proposal. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal, and broker-non-votes shall have no effect.

Recommendation of The Board Of Directors

      THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 3 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSALS

      In order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials for the 2004 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than January 2, 2004 by certified mail, return receipt requested and must comply with applicable federal proxy rules.

                                 OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors has no knowledge of any other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy, to the extent entitled, on those matters in accordance with their best judgment. Whether or not you expect to attend the Annual Meeting, the prompt return of your proxy in the enclosed envelope, or your vote by telephone or on the Internet, will be appreciated.

                                         On behalf of the Board of Directors

                                         /s/ Karen Schmedlin

                                         KAREN SCHMEDLIN
                                         Secretary


October __, 2003

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                       OF

                           VION PHARMACEUTICALS, INC.



       General Statements of Policy

       This charter governs the operations of the audit committee (the "Audit Committee") of the Board of Directors (the "Board") of Vion Pharmaceuticals, Inc. (the "Company"). The Audit Committee shall review and reassess this Charter and obtain annually its reapproval, or the approval as to any changes, as the case may be, of the Board.

       Purpose

       The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The committee relies on the expertise and knowledge of management, the internal auditors and the independent auditors in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing the Company's financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws and regulations or the Company's internal policies, procedures or controls.

       Audit Committee Membership

       The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship with the Company, which in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director and shall otherwise satisfy the requirements of independence as required by law, as required by the Securities and Exchange Commission, or the Nasdaq National Market.

       A non-independent director may serve on the Audit Committee pursuant to "exceptional and limited circumstances" up to two years if the Board determines it to be in the best interests of the Company and its stockholders; provided, that such non-independent director does not serve as the chair of the Audit Committee and the Board discloses the reasons for the determination in the Company's next annual proxy statement.

       All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have sophisticated accounting or related financial management experience. Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee.

       Duties and Responsibilities

       The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. The outside auditor shall report directly to the Audit Committee. Accordingly, the Audit Committee shall:

       o Appoint, determine the compensation of, and oversee the work of, the Company's internal auditor, if any, and independent auditor.

       o Review the internal audit functions and annual independent audit of the Company's financial statements.

       o Review the adequacy and effectiveness of the Company's systems of internal accounting and financial controls.

       o  Monitor the integrity of the Company's financial reporting processes.

       o Ensure the Company's compliance with legal and regulatory requirements.

       o Provide an avenue for open communication among the independent auditor, management and the Board of Directors.

       Meetings

       The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate in such a format as the committee deems appropriate. The Audit Committee chairman shall approve an agenda in advance of each meeting and has the power to call a committee meeting whenever he or she thinks there is a need. An Audit Committee member should not vote on any matter in which he or she is not independent. The Audit Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from anyone in the organization, including management. The Audit Committee shall meet with the independent auditor and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the Audit Committee.

       Annual Audit

         1. Oversight of Independent Auditors. The Audit Committee shall:

               o Review annually the qualifications and proposed audit fees for the next fiscal year of the independent auditor for Company audits. Upon completion of the review, the Audit Committee shall retain an independent auditor on behalf of the Company, shall approve the fees for the audit, and shall recommend the selection of the independent auditor to the Company's stockholders for ratification.

               o Confirm and assure the objectivity and independence of the independent auditor, including a review of the matters included in the written disclosures required by the Independence Standards Board.

               o Review with the independent auditor, its audit scope, staffing, reliance upon management, general work and procedural plans.

               o Pre-approve all audit and non-audit services provided by the independent auditor to the Company and shall assure that the independent auditor is not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member or members of the Audit Committee. The decisions of any Audit Committee member or members to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

         2. Review of Audit. Shortly after the annual audit is completed, the Audit Committee shall review and discuss the following with management and the independent auditor in collective or independent sessions as the committee deems appropriate:

               o The Company's annual financial statements and related footnotes;

               o The independent auditor's audit report on the financial statements;

               o    The management letter relating to the audit report;

               o The auditor's qualitative judgments about the appropriateness of critical accounting principles and practices and financial disclosure;

               o Any significant questions between management and the independent auditor that arose during the audit, together with management's responses to such questions; and

               o Any other matter relating to the audit procedures or findings that the auditor are required to communicated to the committee under generally accepted accounting standards, by law, as required by the Securities and Exchange Commission, or the Nasdaq National Market.

         3. Internal Audit. The Audit Committee shall discuss with management any significant findings during the year and management's responses to them and any changes to the planned scope of management's internal audit plan that the committee deems advisable.

       Compliance

       In accordance with its oversight responsibilities relating to legal and regulatory compliance, the Audit Committee shall review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators and shall take the following actions:

         1. Internal Controls. The Audit Committee shall:

               o Receive regular reports from the independent auditor on, and assess, the critical accounting policies and practices of the Company and on all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

               o Discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk; and

               o Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

               o Ask management and the independent auditor about significant financial risk exposures and shall assess management's steps to minimize them.

         2. Reporting Systems. The Audit Committee shall:

               o Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, and matters relating to the Whistleblower's Policy, and the confidential, anonymous submission by employees of concerns regarding such matters; and

               o Review the Company's disclosure controls and procedures from time to time, as well as certifications of the Company officers required by law with respect thereto, to assist in assuring their effectiveness.

               o Receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

         3. Investigations. The Audit Committee shall promptly investigate and address concerns or compliance failures raised by internal reporting or compliance procedures or by the Independent Auditor. The Audit Committee has the authority to retain independent counsel and other outside advisor in response to specific circumstances giving rise to a determination that such action is in the best interests of the Company and its stockholders.

       Periodic Reporting and Earnings Press Releases

         1. Form 10-Q. The Audit Committee shall review the interim financial reports with management and the independent auditor prior to the filing of the Company's Quarterly Report on Form 10-Q, and shall review with the Chief Executive Officer and Chief Financial Officer the contents of any required certification related to the filing of the Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted accounting standards.

         2. Form 10-K. The Audit Committee shall review with management and the independent auditor the information included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of the critical accounting policies and practices, the reasonableness of significant judgments, the alternatives available to the Company for applying different generally accepted accounting principles and the effect and desirability of such alternatives and the independent auditor's preferred treatment, and the clarity of the information disclosed. The committee shall also review with the Chief Executive Officer and Chief Financial Officer the contents of any required certification related to the filing of the Form 10-K.

         3. Report for Proxy Statement. The Audit Committee shall prepare its report to be included in the Company's annual proxy statement, as required by the SEC regulations.

         4. Earnings Press Releases. The Audit Committee shall review earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

       Other Responsibilities

         1. The Audit Committee shall maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

         2. While the Audit Committee has the responsibilities and authorities set forth in this Charter, it is the duty of management and the independent auditor to plan or conduct audits and to determine that the Company's financial statements are complete and accurate in accordance with generally accepted accounting principles.

                                                                      APPENDIX B

                           VION PHARMACEUTICALS, INC.
                             2003 STOCK OPTION PLAN

     1. Purpose. The purpose of the Vion Pharmaceuticals, Inc. 2003 Stock Option Plan (the "Plan") is to establish a flexible vehicle through which Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), can make (a) discretionary grants of Options (as defined below) to purchase shares of the Company's common stock, par value $0.01 (the "Common Stock") to members of the Board of Directors of the Company (the "Board"), to officers and other employees of the Company and its Affiliates (as defined below) and to consultants and other independent contractors of the Company and its Affiliates, and (b) automatic grants of Options to Non-Employee Directors (as defined below) pursuant to Section 7, with a view toward promoting the long-term financial success of the Company and enhancing stockholder value.

     2. Definitions. For purposes of the Plan, the following terms shall have the following meanings:

          (a) "Affiliate" shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

          (b) "Cause" shall mean, unless otherwise determined by the Committee:
(i) in the case where there is no employment or consulting agreement between the optionee and the Company or its Affiliates at the time of grant or where such an agreement exists but does not define "cause" (or words of like import), the optionee's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services, unsatisfactory performance of services or material breach of any written agreement between the optionee and the Company or its Affiliates, or
(ii) in the case where there is an employment or consulting agreement between the optionee and the Company or its Affiliates at the time of grant which defines "cause" (or words of like import), the meaning ascribed to such term under such agreement.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the Compensation Committee of the Board or such other committee or subcommittee, consisting of at least two (2) directors, appointed by the Board from time to time to administer the Plan or, if no such committee is appointed, the Board, provided, however, that the Board will serve as the Committee with respect to discretionary awards made to any member of the Board who is not an employee of the Company or its Affiliates.

          (e) "Detrimental Activities" shall mean any of the following, unless authorized by the Company: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, (ii) the disclosure to anyone outside the Company or its Affiliates or use in other than the Company's or its Affiliates' business of any confidential information or material relating to the business of the Company or its Affiliates, acquired by the optionee either during or after employment or other service with the Company or its Affiliates, (iii) the failure or refusal to disclose promptly and to assign to the Company or its Affiliates all right, title and interest in any invention or idea, patentable or not, made or conceived by the optionee during employment by or other service with the Company or its Affiliates, relating in any manner to the actual or anticipated business, research or development work of the Company or its Affiliates or the failure or refusal to do anything reasonably necessary to enable the Company or its Affiliates to secure a patent where appropriate in the United States and in other countries, or (iv) any attempt directly or indirectly to induce any employee of the Company or its Affiliates to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or its Affiliates.

          (f) "Disability" shall mean, unless as otherwise determined by the Committee or as provided in an employment or consulting agreement between the Company or its Affiliates at the time of grant, the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or its Affiliates by reason of a physical or mental illness or incapacity which is expected to result in death or to be of indefinite duration.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" as of any date shall mean, unless otherwise required by the Code or other applicable law, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over-the-counter market, the value of a share of the Common Stock on such date as determined in good-faith by the Committee.

          (i) "Incentive Stock Option" shall mean an Option that is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

          (j) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or its Affiliates or a "beneficial owner" (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of five percent (5%) or more of the issued and outstanding Common Stock.

          (k) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

          (m) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (n) "Subsidiary" shall mean any current or future "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          (o) "Ten Percent Stockholder" shall mean a person owning, at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

     3. Administration.

          (a) Committee. The Plan shall be administered and interpreted by the Committee.

          (b) Authority of Committee. Subject to the limitations of the Plan, the Committee, acting in its sole and absolute discretion, shall have full power and authority to: (i) select the persons to whom Options shall be granted, (ii) grant Options to such persons and prescribe the terms and conditions of such Options (including, but not limited to, the exercise and vesting conditions applicable thereto), (iii) interpret and apply the provisions of the Plan and of any agreement or other instrument evidencing an Option, (iv) carry out any responsibility or duty specifically reserved to the Committee under the Plan, and (v) make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Plan. A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The determinations of the Committee, including with regard to questions of construction, interpretation and administration, shall be final, binding and conclusive on all persons.

          (c) Indemnification. The Company shall indemnify and hold harmless each member of the Committee and the Board and any employee of the Company who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including the advancement of reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or willful misconduct.

     4. Eligibility. Options may be granted under the Plan to any member of the Board (whether or not an employee of the Company or its Affiliates), to any officer or other employee of the Company or its Affiliates and to any consultant or other independent contractor who performs or will perform services for the Company or its Affiliates. Notwithstanding the foregoing, Incentive Stock Options may only be granted to persons who are employed by the Company or a Subsidiary at the time of grant. In addition, Non-Employee Directors shall receive automatic grants of Options pursuant to Section 7.

     5. Available Shares. Subject to adjustment as provided in Section 12, (a) the maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares, and (b) the maximum number of shares of Common Stock with respect to which Options may be granted to any employee of the Company or its Affiliates in any calendar year shall not be more than 750,000. Shares of Common Stock available for issuance under the Plan may be either authorized and unissued or held by the Company in its treasury. New Options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an Option which has terminated or expired, by cancellation or otherwise. No fractional shares of Common Stock may be issued under the Plan.

     6. Discretionary Stock Options.

          (a) Type of Options. Subject to the provisions hereof, the Committee may grant Incentive Stock Options and Non-Qualified Stock Options to eligible personnel upon such terms and conditions as the Committee deems appropriate.

          (b) Option Term. Unless sooner terminated, all Options shall expire not more than ten (10) years after the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, not more than five (5) years).

          (c) Exercise Price. The exercise price per share of Common Stock covered by an Option may not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted (or, in case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted).

          (d) Exercise of Options. The Committee may establish such vesting and other conditions and restrictions on the exercise of an Option and/or upon the issuance of Common Stock in connection with the exercise of an Option as it deems appropriate. All or part of the exercisable portion of an Option may be exercised at any time during the Option term.

          (e) Payment of Exercise Price. An Option may be exercised by transmitting to the Company: (i) a written notice specifying the number of shares to be purchased, and (ii) payment of the exercise price, together with the amount, if any, necessary to enable the Company to satisfy its tax withholding obligations with respect to such exercise. The Committee may establish such rules and procedures as it deems appropriate for the exercise of Options. The exercise price of an Option may be paid in cash, certified or bank check and/or such other form of payment as may be approved by the Committee and permitted under applicable law from time to time, including, without limitation,
(x) with shares of Common Stock which, to the extent necessary to avoid adverse accounting consequences to the Company, have been owned by the holder for at least six (6) months (free and clear of any liens and encumbrances), or (y) pursuant to a "cashless" exercise procedure approved by the Committee and permitted by law.

     7. Automatic Grants of Options to Non-Employee Directors.

          (a) Automatic Grants. Without further action by the Board (but subject to adjustment as provided in Section 12),

               (i) Initial Option Grant. Each individual who is initially appointed or elected to the Board as a Non-Employee Director on or after the Effective Date (as defined below) shall receive an automatic grant of an Option to purchase Twenty Thousand (20,000) shares of Common Stock on the date that such person is first elected or appointed as a director (an "Initial Director Option"); and

               (ii) Annual Option Grant. Each Non-Employee Director, other than the Chairman of the Board, shall receive an automatic grant of an Option to purchase Fifteen Thousand (15,000) shares of Common Stock on the day immediately following the date of each Annual Meeting of Stockholders held subsequent to the Effective Date, provided that such director did not receive an Initial Director Option (under this Plan or any predecessor plan) during the one hundred eighty
(180) day period preceding such Annual Meeting of Stockholders. The Chairman of the Board, if a Non-Employee Director, shall receive an automatic grant of an Option to purchase Twenty Thousand (20,000) shares of Common Stock on the day immediately following the date of each Annual Meeting of Stockholders held subsequent to the Effective Date, provided that such director did not receive an Initial Director Option (under this Plan or any predecessor plan) during the one hundred eighty (180) day period preceding such Annual Meeting of Stockholders.

          (b) Terms of Director Options. The exercise price for each share subject to an Option granted pursuant to this Section 7 (a "Director Option") shall be equal to the Fair Market Value of the Common Stock on the date of grant and, unless sooner terminated, each Director Option shall expire ten (10) years after the date of grant. Each Director Option shall become fully exercisable on the first anniversary of the date of grant, provided that the director remains in continuous service on the Board through such date. Upon the termination of a director's service on the Board: (i) that portion of a Director Option that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of a Director Option that is exercisable on the date of termination shall remain exercisable during the one year period following the date of termination or, if sooner, until the expiration of the stated term thereof and, to the extent not exercised during such period, shall thereupon terminate.

     8. Non-Transferability. No Option shall be transferable by an optionee other than upon the optionee's death to a beneficiary designated by the optionee, or, if no designated beneficiary shall survive the optionee, pursuant to the optionee's will or by the laws of descent and distribution. All Options shall be exercisable during an optionee's lifetime only by the optionee. Any attempt to transfer any Option shall be void, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit an optionee to transfer a Non-Qualified Stock Option, in whole or in part, to such persons as are approved by the Committee time to time and subject to such terms and conditions as the Committee may determine from time to time, including, without limitation, such terms and conditions as are necessary or desirable to comply with applicable law.

     9. Effect of Termination of Employment or Other Service. Except as otherwise provided herein or determined by the Committee, the following rules shall apply with regard to Options held by an optionee, other than Director Options, at the time of his or her termination of employment or other service with the Company and its Affiliates:

          (a) Termination due to Death or Disability. If an optionee's employment or other service terminates due to his or her death or Disability (or if the optionee's employment or other service is terminated by reason of his or her Disability and the optionee dies within one year of such termination of employment or other service), then: (i) that portion of an Option that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of an Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the optionee (or the optionee's designated beneficiary or representative) during the one year period following the date of termination (or, during the one year period after the later death of a disabled optionee) or, if sooner, until the expiration of the stated term thereof and, to the extent not exercised during such period, shall thereupon terminate.

          (b) Termination for Cause. If an optionee's employment or other service is terminated by the Company or an Affiliate for Cause, then any Option held by the optionee (whether or not then exercisable) shall immediately terminate and cease to be exercisable.

          (c) Other Termination. If an optionee's employment or other service terminates for any reason (other than due to death, Disability or Cause) or no reason, then: (i) that portion of an Option held by the optionee that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of an Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the optionee during the three (3) month period following the date of termination or, if sooner, until the expiration of the stated term thereof and, to the extent not exercised during such period, shall thereupon terminate.

     10. Effect of Non-Compliance or Detrimental Activities. Unless an Option agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired Option (other than a Director Option) at any time if (a) the optionee is not in compliance with all material provisions of the award agreement and the Plan, or (b) the optionee engages in any Detrimental Activities. Upon exercise of an Option, if so requested by the Company, the optionee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and has not engaged in any Detrimental Activities.

     11. Limitation on Repricing of Options. Unless and except to the extent otherwise approved by the stockholders of the Company, the "repricing" of options granted under the Plan shall not be permitted. For this purpose, "repricing" means: (1) amending the terms of an option after it is granted to lower its exercise price, (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying shares, in exchange for another option, restricted stock, or other equity; provided, however, that a cancellation, exchange or other modification to an option that occurs in connection with a merger, acquisition, spin-off or other corporate transaction, including under Section 11 (relating to capital and other corporate changes) will not be deemed a repricing. A cancellation and exchange described in clause (3) of the preceding sentence will be considered a repricing regardless of whether the option, restricted stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the option holder.

     12. Capital Changes; Reorganization; Sale.

          (a) Adjustments upon Changes in Capitalization. The maximum number and class of shares which may be issued under the Plan, the maximum number and class of shares with respect to which an Option may be granted to any employee during any calendar year, the number and class of shares to be subject to future awards of Director Options and the number and class of shares and the exercise price per share in effect under each outstanding Option (including Director Options) shall all be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

          (b) Acceleration of Vesting Upon Change of Control. If there is a Change of Control (as defined in subsection (f) below) of the Company, then all outstanding Options shall become fully exercisable whether or not the vesting conditions, if any, set forth in the related option agreements have been satisfied, and each optionee shall have the right to exercise his or her Options prior to such Change of Control and for as long thereafter as the Option shall remain in effect in accordance with its terms and the provisions hereof.

          (c) Conversion of Options on Stock for Stock Exchange. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of the Company's voting securities immediately prior to the merger have the same proportionate ownership of the Company's voting securities in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all Options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate, in which case the Company shall (i) notify the optionees in writing or electronically, at least fifteen (15) days prior to the consummation of the transaction, that the Options shall become fully exercisable whether or not the vesting conditions, if any, set forth in the related option agreements have been satisfied for the period specified in the notice

(but in any case not less than fifteen (15) days from the date of such notice), or (ii) provide for payment to each optionee of an amount in cash or other property equal to the difference between the Fair Market Value of the shares of Common Stock covered by his or her outstanding Options, whether or not the vesting conditions, if any, set forth in the related option agreements have been satisfied, reduced by the aggregate exercise price thereof. The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. To the extent provided in subsection (b) above, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

          (d) Fractional Shares. In the event of any adjustment in the number of shares covered by any Option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such Option will cover only the number of full shares resulting from the adjustment.

          (e) Determination of Board to be Final. All adjustments under this
Section 12 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the optionee's Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option.

          (f) Change of Control Defined. For purposes hereof, a "Change of Control" of the Company is deemed to occur if (i) there occurs (A) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than (x) a consolidation or merger of the Company in which the holders of the Company's voting securities immediately prior to the consolidation or merger have the same proportionate ownership of voting securities of the surviving corporation immediately after the consolidation or merger, or (y) a consolidation or merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger; or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company's assets; (ii) the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company; (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of forty percent (40%) or more of the Company's voting securities other than pursuant to a plan or arrangement entered into by such person and the Company; or (iv) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     13. Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an Option until full payment therefor has been made, and any applicable tax withholding obligation has been satisfied. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date a stock certificate for such shares is issued to the holder. No adjustments shall be made for dividend distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     14. Tax Withholding. As a condition to the exercise of any Option or the lapse of restrictions on any shares of Common Stock, or in connection with any other event under the Plan that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or its Affiliates: (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to an optionee whether or not pursuant to the Plan, and
(b) the Company shall be entitled to require that the optionee remit cash to the Company (through payroll deduction or otherwise), in each case in an amount sufficient to satisfy such withholding obligation.

If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable agreement provides otherwise, at the discretion of the Committee, the optionee may satisfy the withholding obligation described under this Section 14 by electing to have the Company withhold shares of Common Stock (which withholding shall, to the extent necessary to avoid adverse accounting consequences to the Company, be at a rate not in excess of the statutory minimum rate) or by tendering previously-owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

     15. Amendment and Termination. The Board may amend or terminate the Plan at any time, provided that no such action may adversely affect the rights of the holder of any outstanding Option without his or her consent. Except as otherwise provided in Section 12, any amendment which increases the maximum number of shares of Common Stock that may be issued under the Plan (in the aggregate or on an individual basis), modifies the class of employees eligible to receive Options under the Plan or otherwise requires stockholder approval under applicable law or stock exchange rules or requirements shall be subject to the approval of the Company's stockholders. The Committee may amend the terms of any agreement or certificate made or issued hereunder at any time and from time to time provided that any amendment which would adversely affect the rights of the holder may not be made without his or her consent.

     16. Term of the Plan. The Plan shall be effective on the date of its adoption by the Board (the "Effective Date"), subject to the approval of the Company's stockholders within twelve (12) months of such date. The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board. The rights of any person with respect to an Option granted under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the Option (as then in effect or thereafter amended) and the Plan.

     17. Miscellaneous.

          (a) Documentation. Each Option granted under the Plan shall be evidenced by a written agreement or other written instrument the terms of which shall be established by the Committee. To the extent not inconsistent with the provisions of the Plan, the written agreement or other instrument evidencing an Option shall govern the rights and obligations of the optionee (and any person claiming through the optionee) with respect to the Option.

          (b) No Rights Conferred. Nothing contained herein shall be construed to confer upon any individual any right to be retained in the employ or other service of the Company or its Affiliates or to interfere with the right of the Company or its Affiliates to terminate an optionee's employment or other service at any time.

          (c) Governing Law. The Plan shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law.

          (d) Decisions and Determinations. All decisions or determinations made by the Board and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee, shall be final, binding and conclusive.

          (e) Requirements of Law. The grant of Options and issuance of shares under the Plan shall be subject to compliance with all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as the Committee deems necessary or desirable.

          (f) Listing and Other Conditions. As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Option shall be conditioned upon such shares being listed on such exchange or system. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Options, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes on the Company.

                                                                      APPENDIX C

                           VION PHARMACEUTICALS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 9, 2003

         Alan Kessman and Karen Schmedlin, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Vion Pharmaceuticals, Inc. held of record by the undersigned on October 20, 2003, at the Annual Meeting of Stockholders to be held at 1:00 p.m., on Tuesday December 9, 2003 at the Omni New Haven Hotel at Yale, 155 Temple Street, New Haven, CT 06510.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2 AND 3.

       (Continued And To Be Signed On Reverse Side.)

       X   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.



                                                       For        Withhold   For All
                                                   All Nominees      All     Except

       1. Nominees for the Board of Directors:         [ ]           [ ]       [ ]

       1) William R. Miller

       2) Stephen K. Carter, M.D.

       3) Frank T. Cary

       4) Alan Kessman

       5) Charles K. MacDonald

       6) Alan C. Sartorelli, Ph. D.

       7) Walter B. Wriston

         When you mark "For All Except," write the nominee's number on the line below:

-------------------------------------------------------------------------------

                                                                    FOR      AGAINST   ABSTAIN

       2. Approval of Adoption of Vion Pharmaceuticals, Inc.
          2003 Stock Option Plan:                                  [ ]        [ ]       [ ]


                                                                    FOR      AGAINST   ABSTAIN

       3. Ratification of Appointment of

          Ernst & Young LLP as the

          Company's Independent

          Auditors:                                                [ ]        [ ]       [ ]



          Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

          The shareholder below acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Annual Report, each of which has been furnished herewith. Please sign, date and return this proxy card promptly using the enclosed envelope.

       SIGNATURE:
                 ----------------------------------

       SIGNATURE, IF HELD JOINTLY:
                                  -----------------------------


       DATED:               , 2003
              -------------

       Important: Please sign exactly as name appears above. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signor is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.



                                      C-2


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................   'SS'